U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                              --------------------

                     REPORT PURSUANT TO SECTION 13 OR 15(d)
                 CURRENT OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report(date of earliest event reported): July 2, 2001

                     Innovative Software Technologies, Inc.
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        (Exact name of small business issuer as Specified in its Charter)

                                   California
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

                                   000-1084047
                                   -----------
                            (Commission File Number)

                                   95-46918978
                        (IRS Employer Identification No.)

                   112 Northwest Parkway, Riverside, MO 64150
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                    (Address of Principal Executive Offices)

                                 (816) 584-8030
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                         (Registrant's Telephone Number)

                                      N/A
                                      ---
           (Former Name or Former Address, Changed Since Last Report)


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Item 5.  Other Events

         On July 2, 2001, Registrant approved a 3:1 forward split of its common stock, effective on August 10, 2001 for shareholders of record on July 31, 2001.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2001             Innovative Software Technologies, INC.


                                 By: /s/ Douglas Hackett
                                 -----------------------
                                         Douglas Hackett, President


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